                                                                    EXHIBIT 4.3

[An intertwining line design                     [An intertwining line design
appears on the left border of                    appears on the right border of
the stock certificate, with                      the stock certificate, with
the certificate number appearing                 the number of shares appearing
at the top of the border and the                 at the top of the border and
Company's logo at the bottom of                  the Company's seal appearing at
the border]                                      the bottom of the border]



 COMMON STOCK                                                      COMMON STOCK
PAR VALUE $.10                                                    PAR VALUE $.10


[A sketch of a woman in a draped gown, with a city skyline in the background, appears directly above the Company's logo on the stock certificate]


                                                               CUSIP 594087 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN                  INCORPORATED UNDER THE LAWS
NEW YORK, NEW YORK; DALLAS, TEXAS;                     OF THE STATE OF DELAWARE
     OR CLEVELAND, OHIO.


                                   MICHAELS-R-
                                           STORES, INC.

                    [Company name listed above appears in form of logo]


THIS CERTIFIES THAT



IS THE OWNER OF


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

MICHAELS STORES, INC. (HEREINAFTER REFERRED TO AS THE "CORPORATION") TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED UNDER AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND ANY AMENDMENTS THERETO, COPIES OF WHICH ARE ON FILE WITH THE CORPORATION AND THE TRANSFER AGENT, TO ALL OF WHICH THE HOLDER, BY ACCEPTANCE HEREOF, ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY A TRANSFER AGENT AND REGISTERED BY A REGISTRAR.
     WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:

                                             Countersigned and Registered:
                                                  SOCIETY NATIONAL BANK
                                                                  Transfer Agent
/s/ Jack E. Bush      /s/ Mark V. Beasley    By:                   and Registrar
     President               Secretary
                                                            Authorized Signature

                                   MICHAELS-R-
                                           STORES, INC.
                [Company name listed above appears in form of logo]
                     ---------------------------------------

               Michaels Stores, Inc. will furnish to the record holder of this certificate without charge on written request to such corporation at its principal place of business a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which such corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common    UNIF GIFT MIN ACT -- ______ Custodian _______
TEN ENT -- as tenants by the                            (Cust)           (Minor)
           entireties                          Under Uniform Gifts to Minors Act
JT TEN  -- as joint tenants with
           right of survivorship               ---------------------------------
           and not as tenants in                            (State)
           common

     Additional abbreviations may also be used though not in the above list.

     For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 --------------------------------
|                                |_____________________________________________
 --------------------------------
_______________________________________________________________________________
              Please print or typewrite name and address including
                          postal zip code of assignee.

_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       ------------------------------

                                         X
                                          --------------------------------------
       NOTICE:                                         (SIGNATURE)

THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRES-
POND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE       -->
CERTIFICATE IN EVERY PARTICU-
LAR WITHOUT ALTERATION
OR ENLARGEMENT OR ANY
CHANGE WHATEVER.                         X
                                          --------------------------------------
                                                       (SIGNATURE)


                        -------------------------------------------------------
                       | THE SIGNATURE(S) MUST BE GUARANTEED BY AN "ELIGIBLE| |GUARANTOR INSTITUTION" AS DEFINED IN RULE 17Ad-15 UNDER|
                       |   THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.|
                        -------------------------------------------------------
                       |SIGNATURE(S) GUARANTEED BY:                            |
                       |                                                       |
                       |                                                       |
                       |                                                       |
                       |                                                       |
                       |                                                       |
                       |                                                       |
                        -------------------------------------------------------